Exhibit 99.2

Investor Presentation January 2021

2 Forward Looking Statements Statements included herein, including statements regarding SuRo Capital Corp . 's ("SuRo Capital", "SSSS", "we", "us" or "our") beliefs, expectations, intentions or strategies for the future, may constitute "forward - looking statements" . SuRo Capital cautions you that forward - looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements . All forward - looking statements involve a number of risks and uncertainties, including the impact of the COVID - 19 pandemic and any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy, that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward - looking statements . Risk factors, cautionary statements and other conditions which could cause SuRo Capital’s actual results to differ from management's current expectations are contained in SuRo Capital's filings with the Securities and Exchange Commission (“SEC”) . SuRo Capital undertakes no obligation to update any forward - looking statement to reflect events or circumstances that may arise after the date hereof . Certain information discussed in this presentation (including information relating to portfolio companies) was derived from third - party sources and has not been independently verified . SuRo Capital makes no representation or warranty with respect to this information . The following slides contain summaries of certain financial and statistical information about SuRo Capital . The information contained in this presentation is summary information intended to be considered in connection with review of our SEC filings and other public announcements we may make, by press release or otherwise, from time to time . We undertake no duty or obligation to publicly update or revise the information contained in this presentation unless required to do so by law . In addition, information related to past performance, while it may be helpful as an evaluative tool, is not indicative of future results, the achievement of which cannot be assured . You should not view the past performance of SuRo Capital or any of its portfolio companies, or information about the market, as indicative of SuRo Capital’s or any of its portfolio companies’ future results . The performance data stated herein may have been due to extraordinary market or other conditions, which may not be duplicated in the future . Current performance may be lower or higher than the performance data quoted . This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of SuRo Capital . January 2021

SuRo Capital Presenters



Mark Klein
Chairman & Chief Executive Officer

- Chairman & CEO of SuRo Capital since 2017 and a director since 2011, Mark spearheaded the firm's rebranding from GSV Capital in 2019
- Director of Churchill Capital Corp II & Churchill Capital Corp III, SPACs that raised $690M & $1.1B in IPOs on the NYSE Jun. 2019 & Feb. 2020, respectively
- Earned a B.B.A. from Emory University & an MBA from the J. L. Kellogg School of Management at Northwestern University



Allison Green
Chief Financial Officer & Chief Compliance Officer

- Joined SuRo Capital as Controller in 2017 and has overseen financial reporting and other operations since the March 2019 internalization
- Former Controller at Rise Companies Corp, a crowdfunded real estate investment platform, and at the Girl Scout Council of the Nation's Capital (post-ProInspire Fellowship); began her career at The Carlyle Group and Deloitte
- Earned a B.S. in Finance and a B.S. in Accounting from the University of Southern California



Keri Findley
Sr. Managing Director

- Former Partner at Third Point LLC, a hedge fund founded & run by Daniel Loeb, from 2009 to 2017, having joined the firm to start & build its structured credit business
- Advisor at 8VC, a venture capital firm founded by Joe Lonsdale, and on the board of directors of Point Digital, Shogun, and tokenvault
- Earned a B.S. in Operations Research from Columbia University

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January 2021

SuRo Capital Overview

Overview

- SuRo Capital, formerly Sutter Rock Capital and GSV Capital, is a Nasdaq-listed BDC (NASDAQ:SSSS) designed to provide access to high-growth, venture-capital-backed emerging private companies
- Driven by fundamental structural changes in the IPO market, favorable growth and value creation are increasingly taking place in the private marketplace. As a liquid, publicly traded stock, SuRo Capital is a unique vehicle that provides public investors access to this attractive asset class

Fast Facts

$298M Assets Under Management(1)

$215M FMV of Portfolio Investments(2)

24 Portfolio Companies(2)

66% of Portfolio "B Round" or Later (Growth Focus)(2)

$10-$15M Initial Investment Size

Key Investment Themes(3)


SuRo Capital
25.6%
44.5%
8.7%
11.0%
9.7%
Cloud + Big Data
Education Technology
Social / Mobile
Fintech & Services
Marketplaces

SuRo Capital's Top 5 positions accounted for approximately **71%** of the investment portfolio at fair value, excluding treasuries, as of 9/30/20

Fund is subject to higher market risk than a fund whose investments are diversified.

(1) As of September 30, 2020, Assets Under Management includes total assets less investments in U.S. Treasuries plus cash outlay for investments in U.S. Treasuries.
(2) As of September 30, 2020.
(3) As a percentage of total investment at fair market value as of September 30, 2020. "Sustainability" investment theme accounts for approximately 0.5% of total investment portfolio at fair value.

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January 2021

Cost Basis (in $M) Fair Value (in $M) % of Investment Portfolio 1 $17.4 $52.7 24.5% 2 $15.1 $46.7 21.7% 3 $5.0 $31.8 14.8% 4 $10.0 $10.6 4.9% 5 $10.9 $10.3 4.8% $58.4 $152.1 70.6% 5 Top 5 Positions = 71% of Total Investment Portfolio at Fair Value Based on Total Investment Portfolio F air Value of $215.4M as of S eptember 30, 2020, Excluding T reasuries • SuRo Capital’s Top 5 positions accounted for approximately 71 % of the investment portfolio at fair value, excluding treasuries, as of 9/30/20 Note: Total may not sum due to rounding. January 2021

8.66 9.64 9.89 11.38 15.5 0 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 6 Historical NAV Per Share Including Dividends 4 Year CAGR of 17.3% for NAV Per Share on a Dividend Adjusted Basis $0.32 in dividends $0.87 in dividends January 2021 (1) (1) Represents top end of SuRo Capital’s anticipated NAV per share range of $15.00 to $15.50 as of December 31, 2020, as announce d o n January 11, 2021, based on information currently available. (1) (1)

Select Current & Previous Portfolio Companies 7 Current SuRo Capital Portfolio Company January 2021 LENDING TRUST Q4 2020 New Investment

Targeted Approach on Late-Stage Equity Opportunities

- SuRo Capital has been successful investing in late-stage companies and monetizing investments via IPO

2U Chegg Dropbox Facebook Lyft Palantir Snapchat Spotify Twitter

- SuRo Capital continues to invest alongside top VCs and institutional investors including 8VC, Bain Capital Ventures, Fidelity Investments, Franklin Templeton, and Kleiner Perkins

	RENT THE RUNWAY	BLINK HEALTH	coursera
Investment Size	\$5.0M(1)	\$10.0M	\$2.8M Follow-On Investment
Top-Tier Management Team	✓	✓	✓
Late Stage	✓	✓	✓
High Growth	✓	✓	✓
Top VCs	Bain Capital Ventures, Kleiner Perkins, Fidelity, Franklin Templeton, T. Rowe Price	Fidelity, 8VC, Teamworthy Ventures, Melo7 Tech, The K Fund	Kleiner Perkins, NEA, Future Fund, LearnCapital, SEEK Capital

Source: Pitchbook company profiles.
(1) Excludes transaction costs.

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January 2021

SuRo Capital Private Credit Strategy

- Following the appointment of Keri Findley as a Senior Managing Director & Senior Member of the Investment Committee in February 2020, SuRo Capital has expanded its strategy to include debt and credit investments, broadening its suite of capital solutions to current and prospective portfolio companies
- Opportunities include asset-backed loans to capital intensive businesses or businesses with meaningful deferred revenue in order to support near-term capital needs
  - Asset-backed loans in this space command attractive interest rates, often coupled with the ability to participate in equity upside through warrants assigned to the lender upon funding
  - This complementary investment strategy highlights the priority to drive shareholder value as it is expected to generate recurring investment interest income and, over time, could result in a regular dividend stream to shareholders
- SuRo Capital has made two asset-backed debt investments since the launch of the Private Credit Strategy in February 2020

	SECOND AVENUE	Palantir LENDING TRUST
Debt Investment Size	$3.0M	$6.9M(1)
Asset-Backed Loan	✓	✓
Equity Participation or Upside Component	✓	✓
Generates Interest Income	✓	✓

Source: Pitchbook company profile.

(1) As of December 31, 2020, $8.7M has been received from Palantir Lending Trust SPV I. Of the proceeds received, approximately $6.9M fully repaid the outstanding principal, approximately $0.8M was attributed to the accrued guaranteed interest, and $1.0M was generated by the Equity Participation in Underlying Collateral. As of December 31, 2020, the balance of the loan and all guaranteed interest has been fully repaid.

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January 2021

SuRo Capital: Pre-SPAC Merger PIPEs

SuRo Capital Has Committed to Invest $10M in Skillsoft Via a Pre-SPAC Merger PIPE in Churchill Capital II

Total SPAC Issuance ($B)[1]

We are uniquely positioned to leverage our proprietary access to private investment in public equity ("PIPE") opportunities in SPAC mergers as we continue to invest in late-stage growth companies with institutional backing and attractive time horizons



$0.5
$1.1
$0.5
$1.4
$1.4
$4.2
$3.8
$10.8
$10.3
$13.3
$81.5
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

SPAC Statistics: IPOs Executed & Business Combinations[2]



SPAC IPOs Executed
38
54
231
2018
2019
2020



Business Combinations: Announced & Closed
74 of Announced Business Combinations Utilized PIPEs
37
25
90
55
2019
2020
Announced
Closed

Q4 2020 Investment Commitment[3] skillsoft CHURCHILL CAPITAL II

- Skillsoft and Global Knowledge are market leaders in the end-to-end corporate learning market, providing a robust content library across several verticals and modalities
  - The transaction creates the largest corporate learning company in the global $28B corporate eLearning market
- SuRo Capital Commitment: $10M via a pre-SPAC merger PIPE
- On October 14, 2020, Churchill Capital II announced its agreement to acquire Skillsoft and Global Knowledge in a $1.5B transaction
  - Values the pro forma entity at 7.6x PF EBITDA; 2.2x PF Revenue; and 5.6x Levered Free Cash Flow
- Churchill Capital II will contribute up to $697M of cash raised during its initial public offering in June 2019
  - In addition, Churchill Capital II expects more than $170M in common equity through PIPE commitments

SURO CAPITAL

(1) Citigroup's "Citi SPAC 2020 Year-in-Review" from December 2020.
(2) IPOs with greater than $100M in transaction value. Citigroup's "Citi SPAC 2020 Year-in-Review" from December 2020.
(3) Company statistics at time of Churchill Capital II's transaction announcement. Based on acquisition values of Skillsoft and Global Knowledge. Skillsoft multiples based on midpoint of FYE 1/31/23E range.

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January 2021

January 2021 Investment Activity: Blink Health Q4 2020 Blink Health Overview • Blink Health is a digital pharmacy platform that allows consumers to pay the best possible price for their prescription drugs • Provides manufacturers and health systems real time analytics centered around prescription and fill data with Blink Health’s Pharmacy - as - a - Service • Increases EBITDA per claim for pharmacy partners from traditional cash coupon providers SuRo Capital Investment • SuRo Capital purchased $ 5 M of Blink Health Series A Preferred stock and $ 5 M of Blink Health Series C Preferred stock in the fourth quarter of 2020 • Given the large addressable market and proven success of Blink Health to disrupt the existing supply chain, we believe there is significant upside with this investment as Blink Health continues to invest in its digital platform Investment Opportunity • As the market leader in the Pharmacy - as - a - Service space, Blink Health is uniquely positioned to disrupt the existing supply chain by challenging incumbent “middlemen” to reimburse pharmacies more and provide patients lower drug prices • While other competitors in the DTC pharmacy space (Amazon, Alto, etc . ) and the cash coupon provider space (GoodRx, Inside Rx, etc . ) experience pricing pressure from Pharmacy Benefit Managers, Blink Health is insulated from this given its direct involvement with manufacturers Select Investors 11 Sources: www.blinkhealth.com, Pitchbook company profile.

January 2021 Investment Activity: Second Avenue Q4 2020 SuRo Capital Investment • SuRo Capital Investment : $ 4 . 5 M • As part of our previously announced private credit initiatives, SuRo Capital structured a secured term loan with Second Avenue of $ 3 M • Term : 36 months with a minimum interest term of 18 months • Interest Rate : 15% • Secured Interest : The loan is secured against incentive fees earned within Second Avenue’s various SPVs • In addition to the debt investment, SuRo Capital invested $ 1 . 5 M in Second Avenue’s Series A Preferred round 12 ▪ Second Avenue is a full - service single - family rental platform offering innovative solutions to home buyers, sellers, renters, and investors ▪ The company’s proprietary platform offers landlords and investors real - time reporting on property management, increased sourcing capabilities, valuations, and lead management ▪ The company is split into an OpCo, containing the tech - enabled rental platform, and a PropCo, which facilitates SFR investments from outside investors through an SPV structure ▪ Second Avenue’s management experience and platform enables investors of all sizes to generate above - market returns by leveraging the proven tools and economies of scale traditionally reserved for only the largest institutional investors ▪ Mike Rothman, Chairman and CEO of Second Avenue, has spent the past 20 years disrupting the commercial and residential services industry, most recently as the founder of SMS Assist, the nation’s largest tech - enabled maintenance provider Second Avenue Overview Sources: www.secondavenue.com

Investment Activity: Enjoy Technology (Follow-On)

Q4 2020

Enjoy Overview

- Founded in 2015 and headquartered in Silicon Valley, Enjoy operates white-glove same-day delivery and setup service for phones and other products for free to telecom carriers' customers in their homes or other locations of their choice
- Since its first delivery, Enjoy has made over 1M customer visits and has grown its workforce to nearly 2,000 individuals

SuRo Capital Investment

- SuRo Capital Investment: \$5.5M[(1)], including a \$0.5M follow-on investment in a convertible note in Q4 2020
- The year 2020 was a breakout year for Enjoy as the COVID-19 pandemic accelerated the shift to online shopping and highlighted the criticality of Enjoy's deep engagement model to partners. This financing will support growth, including plans to hire 1,000 new technicians by year end to manage increased demand[(2)]

Company Update

- The company has continued to operate through the COVID-19 pandemic and quickly adapted with new social distancing delivery protocols to meet a surge in delivery demand
- Enjoy has several rapidly growing partnerships across the US, UK, & Canada, including with AT&T, British Telecom, Rogers, and Apple, making its services available to more than 200M customers[(3)]
- Longer-term opportunities include fashion and beauty partnerships, although Enjoy is exclusively focused on consumer electronics today[(4)]

Select Investors

HIGHLAND CAPITAL PARTNERS

L CATTERTON

KLEINER PERKINS

ANDREESSEN HOROWITZ

TRIPLEPOINT VENTURE GROWTH

OAK INVESTMENT PARTNERS

(1) Excludes transaction costs.
(2) Built In's "The Apple Store's Creator Is Building A Premium Delivery Service" from December 8, 2020.
(3) US Chamber of Commerce's "Interview with Ron Johnson of Enjoy" from February 22, 2020.
(4) Forbes' "Ron Johnson Made Apple Stores The Envy Of Retail And Target Hip, But This Startup May Be His Crowning Achievement" from January 17, 2020.
Note: Company statistics at time of investment.

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January 2021

• During the November 3, 2020 election, Arizona, Mississippi, Montana, New Jersey, and South Dakota all approved cannabis use with all states but Mississippi approving it for recreational use • This brings the total number of states with fully legalized cannabis use to 15, and the total number of states that have either decriminalized the use of marijuana or allowed medical usage as well to 39 • There were no states in 2020 that denied cannabis legislation • In December 2020, the U.S. House of Representatives passed the Marijuana Opportunity Reinvestment & Expungement (MORE) Act, which is centered around decriminalization and legalization of cannabis use $60 $80 $100 $120 $140 $160 $180 $200 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 January 2021 Investment Activity: GreenAcreage (Follow - On) Q4 2020 GreenAcreage & Industry Overview SuRo Capital Investment • SuRo Capital Investment: $8.5M, including $1.0M follow - on equity investment in Q4 2020 • The company continues to find new opportunities to deploy capital and hopes to take advantage of the easing of regulations and restrictions of cannabis usage throughout the U.S. 14 • GreenAcreage has a 20+ property, or approximately $150M+, pipeline of real estate properties with Acreage, with ROFO on new properties • U.S. spending on cannabis is projected to surpass $20B by 2022, with global spending expected to reach $31B during the period • Commercial banks and traditional lenders currently will not lend directly to the cannabis industry, yet there is a significant need for capital by operators as they look to expand • AFC Gamma, a newly - formed cannabis REIT, filed with the SEC in December 2020 to become the second publicly - listed cannabis REIT 2020 Cannabis Legislation Innovative Industrial Properties (IIPR) 2020 Share Price All - time high on Dec. 22 of $181.83 Sources: CapitalIQ, Ladenburg Thalmann’s Innovative Industrial Properties, Inc. research report from December 23, 2020, www.g ovt rack.us.

Investment Activity: Coursera (Follow-On)

coursera

Q3 2020

Coursera Overview

- Coursera provides universal access to the world's best education, partnering with top universities and organizations to offer courses online
- More than 200 of the world's top universities and industry educators partner with Coursera to offer courses, specializations, certificates, and degree programs to more than 76M learners around the world

Company Update

- To support learners and employees affected by COVID-19, Coursera has launched a number of learning initiatives, including a Workforce Recovery Initiative to allow unemployed individuals to learn for free through Coursera, and a partnership with Google to help retrain workers who have lost their employment
- The impact of COVID-19 has accelerated demand for Coursera's consumer offerings, which have allowed schools to adapt to an online-only environment by providing Coursera-made online content for their students
- Beyond short-term tailwinds associated with COVID-19 dislocation, Coursera sits at the forefront of a growing, long-term trend towards lifelong, mobile learning for students, consumers, and employees

SuRo Capital Investment

- SuRo Capital Investment: $17.4M, including $2.8M follow-on investment in Coursera's Series F financing
- On July 17, 2020, Coursera announced a $130M Series F equity financing. According to *The Information*, the financing values Coursera at approximately $2.5B
- The financing was led by New Enterprise Associates, and included participation from existing investors including SuRo Capital, Kleiner Perkins, SEEK Group, Learn Capital, and G Squared
- The Series F financing brings Coursera's total capital raised since inception to over $460M, according to *Pitchbook*
- SuRo Capital initially invested in Coursera's June 2013 Series B

Select Investors

KLEINER PERKINS | seek | NEA

futurefund Australia's Sovereign Wealth Fund | LearnCapital | Penn University of Pennsylvania

Sources: Pitchbook company profile, www.coursera.com, Cheddar's "Google and Coursera Commit to Helping Job Seekers, Announce Scholarship Program for Online Certificates" from July 15, 2020, and Forbes' "How Skills Will Be Crucial As We Adapt To The Post-Covid World" from July 28, 2020.

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January 2021

(1) At September 30, 2020. (2) Palantir position fair value and cost basis as of September 30, 2020 does not include share sales that occurred during Q4 202 0. (3) According to TechCrunch’s “Course Hero, a Profitable EdTech Unicorn, Raises Rare Cash” from August 6, 2020 and Pitchbook comp any profile. (4) According to www.nextdoor.com. (5) According to Pitchbook company profile. 16 Highlighted Portfolio Companies  SuRo Capital Position : $ 31 . 8 M (1)  SuRo Capital Cost Basis : $ 5 . 0 M  Provides an online learning platform where students and educators can access over 40 M course materials, tutoring, and support resources  More than 50 , 000 faculty across the United States, Canada, and Australia have joined the Course Hero educator community to share their resources  Course Hero’s online document library has been increasingly popular during the COVID - 19 pandemic as students and teachers turn to online supplements to support their studies  Raised $ 80 M over two tranches of Series B financing, as announced in February 2020 and August 2020 , valuing the company at $ 1 . 1 B (3)  SuRo Capital led Course Hero’s Series A financing in September 2014  Has raised $ 95 M in venture funding to date (3)  SuRo Capital Position : $ 46 . 7 M ( 1 , 2 )  SuRo Capital Cost Basis : $ 15 . 1 M (2)  On September 30 , 2020 , Palantir (NYSE : PLTR) began trading on the New York Stock Exchange via direct listing at $ 9 . 50 per share  SuRo Capital sold 1 , 154 , 738 shares of PLTR as of December 31 , 2020 , and holds 4 , 618 , 952 shares of PLTR, all subject to lock - up restrictions  According to WSJ on September 22 , 2020 , the public listing comes as PLTR expects to generate $ 1 B in revenue this year and break even for the first time in its 16 - year history  PLTR reported $ 481 . 2 M in revenue for the first half of 2020 , with losses during the same period totaling $ 164 . 7 M  At December 31 , 2020 PLTR closed at $ 23 . 55 per share, implying a $ 41 . 0 B market capitalization (5) January 2021  SuRo Capital Position : $ 10 . 6 M (1)  SuRo Capital Cost Basis : $ 10 . 0 M  Hyperlocal social networking platform designed to connect neighbors via news, group events and shared local services  In response to COVID - 19 , Nextdoor launched its “Help Map” to allow neighbors to connect with individuals in need of support (4)  A March 2020 CNBC interview with Sarah Friar, Nextdoor’s CEO, indicated that Nextdoor had experienced an 80 % month over month increase in daily active users in the month of March  Raised $ 170 M in its September 2019 Series H financing round led by Riverwood Capital (5)  The funds will be used for recruitment as the company continues to cement itself as the essential local platform for neighbors around the globe  Has raised $ 468 M in venture funding to date (5)

70 120 170 220 270 320 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 SSSS NAV NASDAQ Market Data as of 01/06/2021 (1) The Waiver Agreement was effective February 1, 2018 and changed the fee structure set forth in the Investment Advisory Agreem ent by: (i) reducing the Company’s base management fee from 2.00% to 1.75%; and (ii) creating certain high - water marks that must be reached before any incentive fee is paid to GSV Asset Management. In additio n to the foregoing changes to the fee structure, GSV Asset Management also agreed to a one - time forfeiture of $5.0M of previously accrued but unpaid incentive fees. (2) Reflects middle of SuRo Capital’s anticipated NAV per share range of $15.00 to $15.50 as of December 31, 2020, as announced on January 11, 2021, base d on information currently available. 17 Shareholder Initiatives January 2021 1 2 3 4 5 6 7 8 10 9 Since commencement of the Share Repurchase Program in August 2017, through December 31 , 2020, SuRo Capital has repurchased 6,272,607 shares (approximately $40M) including the modified “Dutch Auction” tender offer 11 July 1, 2017: Entered into new $12M Credit Facility August 8, 2017: Announced $5M discretionary share repurchase November 7, 2017: Expanded share repurchase program to $10M December 15, 2017: Commenced Tender of 5.25% Notes February 1, 2018: Announced Management Fee Waiver Agreement (1) February 2, 2018: Forfeited $5.0M of accrued incentive fee (1) May 3, 2018: Expanded share repurchase program to $15M November 7, 2018: Expanded share repurchase program to $20M March 14, 2019: Internalization announced August 7, 2019: Expanded share repurchase program to $25M 2 3 4 5 6 7 8 10 July 31, 2019: Rebranding to Sutter Rock Capital (NASDAQ:SSSS) 9 October 21, 2019: Announced modified “Dutch Auction” tender offer up to $10M November 6, 2019: Declared $0.20 per share dividend 12 December 20, 2019: Declared $0.12 per share dividend 13 12 13 March 9, 2020: Expanded share repurchase program to $30M 14 June 19, 2020: Rebranding to SuRo Capital (NASDAQ:SSSS) 15 14 15 September 25, 2020: Declared $0.25 per share dividend 18 October 28, 2020: Declared $0.25 per share dividend and expand share repurchase program to $40M 19 19 July 29, 2020: Declared $0.15 per share dividend 16 16 July 29, 2020: Entered into an “At - The - Market Sales Agreement,” initially sized at $50M, and expanded to $150M on September 23, 2020. To date, 3,808,979 shares have been sold under the agreement for $50.9M of gross proceeds, at significant accretion to NAV 17 18 17 1 11 (2) 20 December 16, 2020: Declared $0.22 per share dividend 20